UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2008

PARK ELECTROCHEMICAL CORP.
(Exact name of registrant as specified in its charter)

New York	1-4415	11-1734643
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

48 South Service Road
Melville, New York 11747
(Address of principal executive offices)

(631) 465-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 – Entry into a Material Definitive Agreement

On December 11, 2008, Park Electrochemical Corp. (the “Company”) and Registrar and Transfer Company (the “Rights Agent”) entered into the First Amendment (the “Amendment”) to the Rights Agreement, dated as of July 20, 2005, between the Company and the Rights Agent (the “Rights Agreement”).

The Amendment changes the ownership threshold above which a person would considered an “Acquiring Person” under the Rights Agreement, subject to certain exceptions, from 15% to 20%.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03 – Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above in this Current Report is incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description

4.1	First Amendment to Rights Agreement, dated as of December 11, 2008, between Park Electrochemical Corp. and Registrar and Transfer Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: December 12, 2008	By:	/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to Rights Agreement, dated as of December 11, 2008, between Park Electrochemical Corp. and Registrar and Transfer Company